Exhibit 10.16

* Confidential Treatment Requested by Celera Corporation*

AMENDMENT No. 3 to AGREEMENT
BETWEEN
TIIE REGENTS OF THE UNIVERSITY OF CALIFORNIA
AS MANAGEMENT AND OPERATIONS CONTRACTOR
FOR THE LAWRENCE BERKELEY NATIONAL LABORATORY
AND
BERKELEY HEARTLAB,
A CALIFORNIA CORPORATION

The parties hereby agree to amend the Agreement as follows:

1.                                 Revise Appendix A (February 6, 1997) with the attached Statement of Work and “BHL Project Timetable and Reporting Schedule”

2.                                 Revise Article II. Term and Termination to include the termination date April 30, 1999.

3.                                 Revise Article III. Cost to reduce the estimated work contemplated to $[* * * ].

4.             All other terms and conditions remain unchanged and in full force and effect.

In witness whereof the parties hereto have executed this Amendment to the Agreement.

UNIVERSITY OF CALIFORNIA AS MANAGEMENT AND OPERATIONS CONTRACTOR FOR THE LAWRENCE BERKELEY NATIONAL LABORATORY		REQUESTOR: Berkeley HeartLab

By	/s Rick M. Inada	By	/s/ Frank Ruderman
Title	Senior Contracts Office	Title	CEO
Name	Rick M. Inada	Name	Frank Ruderman
Date	10/22/98	Date	10/21/98

* Confidential Treatment Requested by Celera Corporation*

Appendix A

Amendment 3

Statement of Work

Ernest Orlando Lawrence Berkeley National Laboratory (LBNL) will:

1.)            Further develop and perfect [* * *]

2.)            Provide support and assistance to the clinical laboratory of BHL as needed for quality assurance, technical needs, and transfer of technology involving new or modified clinical laboratory tests.

3.)            Continue responsibility for the pickup and disposal of hazardous chemical waste at the clinical laboratory:

Staff:

LBNL staff members responsible for the work in this contract include:

Ronald M. Krauss, M.D., Principal Investigator

Patricia J. Blanche, Scientist and Leader, Lipoprotein Analysis Core Laboratory

Laura G. Holl, Principal Research Associate

Joseph R. Orr, Senior Research Associate

Robin S. Rawlings, R.N., Clinical Coordinator, Cholesterol Research Center

Diane L. Tribble, Ph.D., Staff Scientist

Linda D. Abe, Database Manager

LBNL will notify BHL if staff members change.

Space

The primary site for the conduct of this research shall be within that occupied by the Cholesterol Research Center (currently 3101 Telegraph Avenue, Berkeley, CA).  The

February 11, 1998

* Confidential Treatment Requested by Celera Corporation*

Appendix A Revision for Amendment No. 3

Statement of Work

Ernest Orlando National Laboratory will further develop and [* * *]  Performance, progress, and advance payments, will be monitored in accordance with the attached BHL, Project Timetable and Reporting Schedule.

The primary site for the conduct of this research shall be within that occupied by the Cholesterol Research Center (currently 3101 Telegraph Avenue, Berkeley, CA).  The lease for this space shall be held by BHL.  If BHL elects to renegotiate the lease with the owner, or to lease space elsewhere, the amount of space made available to LBNL will be determined by mutual agreement of BHL and LBNL.  While occupying this space, LBNL will provide support to the clinical laboratory of Berkeley HeartLab (BHL).  This support will be determined by mutual agreement of BHL and LBNL for quality assurance, technical needs, and transfer of technology involving new or modified clinical laboratory tests.

* Confidential Treatment Requested by Celera Corporation*

BHL Project Timetable and Reporting Schedule

Weeks

Project Phase	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24
Software Devel
Instrumentation
Reagent Testing
Sample Analysis
Data Analysis
Testing
Gel Devel
Report Software
Instrument evaluation

Advance Payment Schedule

Week 1	$[***]

It is understood that work will not commence until the first advance payment has been received by LBNL.  It is further understood that reports will occur at the intervals outlined below.  Work will not begin on the next interval until the advance for that interval has been received.  Before the commencement of the last interval, beginning Week 19, a full review of the progress will be made.  Any adjustment, if required, of the benchmark, reporting, and/or advance payments will be negotiated before the commencement of the last interval.

Week 7	$[***]
Week 13	$[***]
Week 19	$[***]
Total	$[***]

PROJECT REPORTING INTERVALS

Work Commences the Week of October 19, 1998

Project Reporting:	[***]